united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 4/30/16

Item 1. Reports to Stockholders.

Toews Hedged Core Frontier Fund
Toews Hedged Growth Allocation Fund
Toews Hedged High Yield Bond Fund
Toews Hedged Core W Fund
Toews Hedged Core L Fund
Toews Hedged Core S Fund
Toews Unconstrained Income Fund
Toews Tactical Defensive Alpha Fund

Annual Report
April 30, 2016

Investor Information: 1-877-558-6397

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders,

Investing in equities and bonds has the potential to generate above-inflation returns for investors. Yet despite the many reasons for investing in these markets, financial assets remain vulnerable to infrequent but severe losses during bear market cycles. As a consequence, risk abatement strategies are ideal for investment in financial markets. The objective of our strategy is to provide investors with access to financial markets while attempting to reduce the risk of significant losses.

Our Strategy and Fund Performance

Our dynamic hedging system enters and exits markets based entirely on asset price movements. When prices are rising, the system is fully invested in equities (or high yield bonds), and we attempt to replicate the target index of the fund. At every point during a rising market, our system maintains an exit point at some percentage below the market. As prices rise, the exit level “rolls up” at a rate that correlates roughly to the rate of increase of index prices.

Once our system exits a market, it remains out of that asset class as long as it is declining. Just as our hedging point slowly increases during rising markets, our point of re-entry adjusts lower as markets move lower. The longer declines last, the more likely it is that we will re-enter the market at a lower point than we exited. During severe declines, the re-entry point can be significantly lower than the exit price, creating a lower basis for future gains.

Each exit out of the market creates a possible market under-performance event. If the system implements a full hedge and the market reverses over the short term, the market re-entry point can be higher than the exit level. This can happen several days or several weeks after a hedge is initiated. The greater the number of incidences of hedging per year, the more vulnerable the system is to under-performance.

In other words, while our system attempts to reduce the risk of significant loss, there may be a cost to implementing this system which is reflected when the funds under-perform their benchmarks. Ideal investors for our funds are those for whom loss avoidance is paramount.

During the 12-month period ended April 30, 2016, market performance varied and some of our funds outperformed their benchmarks for the year. As international stocks broadly declined with the economic downturn in China, international and emerging markets were negatively impacted. Toews Hedged Core W Fund and Toews Hedged Core Frontier Fund outperformed their respective benchmarks as they both spent a significant portion of this period in money market securities, not participating in most of the down turn. Similarly, Toews Hedged High Yield Bond Fund was allocated to money market securities as its comparative benchmark continued to slide. For the same reasons that our strategy can be effective, it can be unsuccessful in the short-term. Toews Hedged Core L Fund, Toews Hedged Core S Fund, and Toews Hedged Growth Allocation Fund each saw several exits and re-entries into the markets during the course of the year due to market fluctuation. As a result of these short-term exits and re-entries, those funds trailed their benchmarks for the year. During this period, Toews Unconstrained Income Fund underperformed its benchmark by 1%, partly due to costs of operating the fund relative to the market benchmark.

One Year Performance as of 4-30-2016

		Fund	Benchmark
Fund	Net Assets	Performance	Return	Benchmark
Toews Hedged Core Frontier Fund	$2,200,929	-4.73%	-17.87%	MSCI Emerging Markets Net (USD)
Toews Hedged Core W Fund	$73,073,578	-3.70%	-9.32%	MSCI EAFE Net (USD)
Toews Hedged High Yield Bond Fund	$333,557,654	3.23%	-1.29%	Merrill Lynch High Yield U.S. Corporates, Cash Pay
Toews Hedged Core L Fund	$58,185,333	-14.84%	1.21%	S&P 500 TR
Toews Hedged Core S Fund	$88,577,337	-13.62%	-5.94%	Russell 2000 Total Return
			-0.94%	S&P 400 TR
Toews Hedged Growth Allocation Fund	$22,473,195	-7.70%	1.21%	S&P 500 TR
Toews Tactical Defensive Alpha Fund	$38,759,570	N/A	1.21%	S&P 500 TR
Toews Unconstrained Income Fund	$92,397,974	1.72%	2.72%	Barclays Aggregate Bond Index

Our Outlook

Although the economy continues to have many challenges, we remain cautiously optimistic. The crucial advantage of our methodology is its ability to attempt to avoid the bulk of market declines. If this is achieved successfully, it creates an opportunity to buy near market lows and participate in market rebounds. As a result, it may be possible to produce positive returns even when the market is losing money or moving sideways.

When secular bear markets occur, they include not just large drops, but sizable stock market rallies. During the Great Depression, the stock market was in various stages of decline from 1929 through 1942. Despite the decidedly negative bias of the market, the Dow Jones Industrial Average experienced 7 bull markets with returns producing average gains of 54%, lasting on average 7.5 months. Systems that successfully avoid big declines can provide decent returns for investors if they participate in even a portion of these robust market rallies.

For investors who wish to participate in long term, above inflation growth investments, the path to navigate these markets is straightforward but requires constant vigilance: 1) stay committed to equity markets, an asset class that helps protect investors against inflation; and 2) hedge your equity portfolios against losses. Both are pillars on which the Toews system is built.

We feel strongly that adding risk management strategies to portfolios in this environment is prudent and desirable.

We thank you for the confidence you have placed in us.

Warmest Regards,

Phillip R. Toews	Randall D. Schroeder	Jason Graffius
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. You cannot invest directly in an index.

The MSCI Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

The Merrill Lynch High Yield U.S. Corporates, Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

The Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

The S&P 400 Index provides investors with a benchmark for mid-sized companies and measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

The Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

5341-NLD-06/22/2016

Toews Hedged Core Frontier Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2016

			Since
	1 Year	5 Year	Inception*
Toews Hedged Core Frontier Fund	(4.73)%	(9.24)%	(3.18)%
MSCI Emerging Markets Index	(17.87)%	(4.61)%	4.95%

*	Commencement of operations is May 15, 2009.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 2.85% of average net assets per the Fund’s prospectus dated August 28, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)
As of April 30, 2016
Percent of
Net Assets
Variable Rate Bonds & Notes	12.7%
Municipal Bonds	10.9%
Cash and Other Assets Less Liabilities (1)	76.4%
100.0%

(1) Includes net unrealized appreciation on futures contracts.

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Hedged Growth Allocation Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2016

			Since
	1 Year	5 Year	Inception*
Toews Hedged Growth Allocation Fund	(7.70)%	0.47%	1.96%
S&P 500 Total Return Index	1.21%	11.02%	13.53%

*	Commencement of operations is August 2, 2010.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.50% of average net assets, per the Fund’s prospectus dated August 28, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)
As of April 30, 2016
Percent of
Net Assets
Municipal Bonds	21.0%
Mutual Funds	19.5%
Variable Rate Bonds & Notes	5.9%
Exchange Traded Funds	1.2%
Cash and Other Assets Less Liabilities (1)	52.4%
100.0%

(1) Includes net unrealized appreciation on futures contracts.

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Hedged High Yield Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2016

			Since
	1 Year	5 Year	Inception*
Toews Hedged High Yield Bond Fund	3.23%	4.93%	6.28%
BofA Merrill Lynch High Yield Cash Pay Index	(1.27)%	5.22%	7.30%

*	Commencement of operations is June 4, 2010.

The BofA Merrill Lynch High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.66% of average net assets, per the Fund’s prospectus dated August 28, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)
As of April 30, 2016
Percent of
Net Assets
Mutual Funds	99.0%
Exchange Traded Funds	0.4%
Mortgage Notes	0.2%
Cash and Other Assets Less Liabilities	0.4%
100.0%

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Hedged Core W Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2016

			Since
	1 Year	5 Year	Inception*
Toews Hedged Core W Fund	(3.70)%	(3.62)%	(1.70)%
The MSCI EAFE Index	(9.32)%	1.69%	6.90%

*	Commencement of operations is June 4, 2010.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.42% of average net assets, per the Fund’s prospectus dated August 28, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)
As of April 30, 2016
Percent of
Net Assets
Municipal Bonds	18.9%
Variable Rate Bonds & Notes	7.3%
Cash and Other Assets Less Liabilities (1)	73.8%
100.0%

(1) Includes net unrealized appreciation on futures contracts.

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Hedged Core L Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2016

			Since
	1 Year	5 Year	Inception*
Toews Hedged Core L Fund	(14.84)%	1.95%	4.27%
S&P 500 Total Return Index	1.21%	11.02%	14.26%

*	Commencement of operations is June 4, 2010.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.41% of average net assets, per the Fund’s prospectus dated August 28, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)
As of April 30, 2016
Percent of
Net Assets
Municipal Bonds	25.3%
Variable Rate Bonds & Notes	11.6%
Cash and Other Assets Less Liabilities (1)	63.1%
100.0%

(1) Includes net unrealized appreciation on futures contracts.

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Hedged Core S Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2016

			Since
	1 Year	5 Year	Inception*
Toews Hedged Core S Fund	(13.62)%	(0.21)%	3.14%
Russell 2000 Total Return Index	(5.94)%	6.98%	11.81%

*	Commencement of operations is June 4, 2010.

The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.35% of average net assets of average net assets, per the Fund’s prospectus dated August 28, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)
As of April 30, 2016
Percent of
Net Assets
Municipal Bonds	28.6%
Variable Rate Bonds & Notes	7.5%
Cash and Other Assets Less Liabilities (1)	63.9%
100.0%

(1) Includes net unrealized appreciation on futures contracts.

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Unconstrained Income Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparison of Change in Value of $10,000 Investment

Annualized Total Returns as of April 30, 2016

		Since
	1 Year	Inception*
Toews Unconstrained Income Fund	1.72%	2.71%
Barclays Aggregate Bond Index	2.72%	4.10%

*	Commencement of operations is August 28, 2013.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the periods shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.62% of average net assets of average net assets, per the Fund’s prospectus dated August 28, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)
As of April 30, 2016
Percent of
Net Assets
Mutual Funds	83.8%
Exchange Traded Funds	8.8%
Mortgage Notes	7.1%
Cash and Other Assets Less Liabilities	0.3%
100.0%

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Tactical Defensive Alpha Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparison of Change in Value of $10,000 Investment

Non-Annualized Total Returns as of April 30, 2016

Since
Inception*
Toews Tactical Defensive Alpha Fund	10.00%
S&P 500 Total Return Index	6.95%

*	Commencement of operations is January 7, 2016.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s Adviser has waived fees and/or reimbursed expenses over the period shown above. The Fund’s total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.50% of average net assets of average net assets, per the Fund’s prospectus dated August 28, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited)
As of April 30, 2016
Percent of
Net Assets
Cash and Other Assets Less Liabilities (1)	100.0%
100.0%

(1) Includes net unrealized appreciation on futures contracts.

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Toews Hedged Core Frontier Fund
Portfolio of Investments
April 30, 2016

Principal		Market Value
	VARIABLE RATE BONDS & NOTES - 12.7% (a)(b)
	COMMERCIAL SERVICES- 12.7%
$280,000	Allen Temple African Methodist Episcopal Church, 0.31%, 7/1/22	$280,000

	TOTAL VARIABLE RATE BONDS & NOTES (Cost $280,000)	280,000

	MUNICIPAL BONDS - 10.9% (a)(b)
	KENTUCKY - 10.9%
240,000	City of Fort Wright, KY, 0.05%, 6/1/19	240,000

	TOTAL MUNICIPAL BONDS (Cost $240,000)	240,000

	TOTAL INVESTMENTS - 23.6% (Cost - $520,000)(c)	$520,000
	CASH AND OTHER ASSETS LESS LIABILITIES - 76.4%	1,680,929
	NET ASSETS - 100.0%	$2,200,929

Number of
Contracts		Unrealized Appreciation
	FUTURES CONTRACTS
54	MSCI Emerging Markets E-Mini, June 2016	$124,030
	(Underlying Notional Amount $2,263,680)

(a)	Variable rate securities. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(b)	Valuation is based on observable inputs/similar securities. The aggregate value of such securities is 23.6% of net assets and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from market value.

See accompanying notes to financial statements.

Toews Hedged Growth Allocation Fund
Portfolio of Investments
April 30, 2016

Shares		Market Value
	MUTUAL FUNDS - 19.5%
	DEBT FUNDS - 19.5%
21,500	American Century High-Yield Fund - Institutional Class	$118,463
26	American High-Income Trust - Class R-6	252
302,808	Black Rock High Yield Portfolio - Institutional Class	2,225,641
1,265	BMO Monegy High Yield Fund - Class I	11,667
2,759	Manning & Napier Fund Inc - High Yield Bond Series - Class I	23,676
26,738	Natixis Loomis Sayles High Income Fund Class Y	106,417
10,494	Nuveen High Income Bond Fund - Class I	74,505
183,275	PIMCO High Yield Fund - Institutional Class	1,565,171
25,628	Principal High Yield Fund - Institutional Class	177,858
9,633	Ridge Worth SEIX High Yield Fund - Institutional Class	77,446
	TOTAL MUTUAL FUNDS (Cost - $4,224,368)	4,381,096

	EXCHANGE TRADED FUNDS - 1.2%
	DEBT FUNDS - 1.2%
1,500	iShares iBoxx $ High Yield Corporate Bond ETF	125,775
3,800	SPDR Barclays High Yield Bond ETF	134,140
	TOTAL EXCHANGE TRADED FUNDS (Cost - $247,269)	259,915

Principal
	VARIABLE RATE BONDS & NOTES - 5.9% (a)(b)
	AUTO PARTS & EQUIPMENT - 1.0%
$220,000	Bob Sumerel Tire Co., 0.29%, 4/1/19	220,000

	COMMERCIAL SERVICES - 0.4%
100,000	Science & Technology Campus Corp., 0.31%, 11/1/20	100,000

	DIVERSIFIED FINANCIAL SERVICES - 1.3%
200,000	Calvert Social Investment Foundation, Inc., 0.50%, 1/3/17	200,000
102,000	ICON Finance LLC, 0.31%, 5/15/26	102,000
		302,000

	RETAIL - 3.2%
710,000	Central States Supply Co., Inc., 0.24%, 8/1/23	710,000

	TOTAL VARIABLE RATE BONDS & NOTES (Cost $1,332,000)	1,332,000

	MUNICIPAL BONDS - 21.0% (a)(b)
	ILLINOIS - 6.9%
1,555,000	Will-Kankakee Regional Development Authority, 0.12%, 8/1/36	1,555,000

	MICHIGAN - 9.8%
515,000	Michigan State Strategic Fund, 0.14%, 11/1/22	515,000
450,000	Michigan State Strategic Fund, 0.10%, 10/1/2 7	450,000
675,000	Michigan State Strategic Fund, 0.12%, 4/1/31	675,000
565,000	Michigan State Strategic Fund, 0.12%, 12/1/31	565,000
		2,205,000

	OHIO - 4.3%
975,000	Hamilton County, Ohio Economic Development, 0.12%, 3/1/24	975,000

	TOTAL MUNICIPAL BONDS (Cost $4,735,000)	4,735,000

	TOTAL INVESTMENTS - 47.6% (Cost - $10,538,637)(c)	$10,708,011
	CASH AND OTHER ASSETS LESS LIABILITIES - 52.4%	11,765,184
	NET ASSETS - 100.0%	$22,473,195

See accompanying notes to financial statements.

Toews Hedged Growth Allocation Fund
Portfolio of Investments (Continued)
April 30, 2016

Number of		Unrealized Appreciation
Contracts		(Depreciation)
	FUTURES CONTRACTS
83	MSCI EAFE Index E-Mini, June 2016	$150,664
15	Nasdaq 100 E-Mini, June 2016	(10,727)
30	Russell E-Mini, June 2016	152,221
30	S&P 500 E-Mini, June 2016	71,001
23	S&P Midcap 400 E-Mini, June 2016	135,137
	TOTAL FUTURES CONTRACTS	$498,296
	(Underlying Notional Amount $30,379,775)

ETF - Exchange Traded Fund.

(a)	Variable rate securities. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(b)	Valuation is based on observable inputs/similar securities. The aggregate value of such securities is 26.9% of net assets and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $10,538,637 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$169,374
Unrealized depreciation:	—
Net unrealized appreciation:	$169,374

See accompanying notes to financial statements.

Toews Hedged High Yield Bond Fund
Portfolio of Investments
April 30, 2016

Shares		Market Value
	MUTUAL FUNDS - 99.0%
	DEBT FUNDS - 99.0%
1,736,905	American Century High-Yield Fund - Institutional Class	$9,570,346
26	American High-Income Trust - Class R-6	252
23,344,830	Black Rock High Yield Portfolio - Institutional Class	171,584,502
97,010	BMO Monegy High Yield Fund - Class I	894,433
211,551	Manning & Napier Fund Inc - High Yield Bond Series - Class I	1,815,105
469,539	Natixis Loomis Sayles High Income Fund Class Y	1,868,766
681,248	Nuveen High Income Bond Fund - Class I	4,836,864
13,496,544	PIMCO High Yield Fund - Institutional Class	115,260,483
2,546,322	Principal High Yield Fund - Institutional Class	17,671,471
831,319	Ridge Worth SEIX High Yield Fund - Institutional Class	6,683,807
	TOTAL MUTUAL FUNDS (Cost - $318,419,459)	330,186,029

	EXCHANGE TRADED FUNDS - 0.4%
	DEBT FUNDS - 0.4%
8,400	iShares iBoxx $ High Yield Corporate Bond ETF	704,340
20,900	SPDR Barclays High Yield Bond ETF	737,770
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,424,501)	1,442,110

Principal
	MORTGAGE NOTES - 0.2% (a)
$329,280	Aristone Realty Capital,13.00%, due 8/3/17 - Property located in New York	329,280
446,700	Aristone Realty Capital,12.00%, due 8/1/18 - Property located in New York	446,700
	TOTAL MORTGAGE NOTES (Cost - $775,980)	775,980

	TOTAL INVESTMENTS - 99.6% (Cost - $320,619,940)(b)	$332,404,119
	CASH AND OTHER ASSETS LESS LIABILITIES - 0.4%	1,153,535
	NET ASSETS - 100.0%	$333,557,654

ETF - Exchange Traded Fund.

(a)	The aggregate value of such securities is 0.2% and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $320,630,564 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$11,784,179
Unrealized depreciation:	(10,624)
Net unrealized appreciation:	$11,773,555

The Fund has unfunded commitments on the below investments. The commitments will be funded when called through current assets at that time.

Aristone Realty Capital,13.00%, due 8/3/17 - Property located in New York	$70,720
Aristone Realty Capital,12.00%, due 8/1/18 - Property located in New York	303,300
$374,020

See accompanying notes to financial statements.

Toews Hedged Core W Fund
Portfolio of Investments
April 30, 2016

Principal		Market Value
	VARIABLE RATE BONDS & NOTES - 7.3% (a)(b)
	AUTO PARTS & EQUIPMENT - 0.1%
$85,000	Bob Sumerel Tire Co., 0.29%, 4/1/19	$85,000

	BUILDING MATERIALS - 1.6%
1,155,000	Schulte Corp., 0.26%, 9/1/24	1,155,000

	COMMERCIAL SERVICES- 1.4%
45,000	Allen Temple African Methodist Episcopal Church, 0.31%, 7/1/22	45,000
398,000	Forward Corp., 0.26%, 12/1/30	398,000
595,000	Neighborhood Properties, Inc., 0.29%, 9/1/23	595,000
		1,038,000

	DIVERSIFIED FINANCIAL SERVICES - 3.1%
800,000	Calvert Social Investment Foundation, Inc., 0.50%, 1/3/17	800,000
355,000	Michigan Equity Group LLC, 0.26%, 4/1/34	355,000
178,000	Northeast Christian Church, Inc., 0.24%, 1/1/18	178,000
718,000	R&R Investments LLC, 0.24%, 10/1/36	718,000
225,000	Tile Shop of Michigan LLC, 0.31%, 4/1/28	225,000
		2,276,000

	REAL ESTATE - 1.1%
795,000	Camargo Manor Real Estate Holding Co. LLC, 0.29%, 12/1/30	795,000

	TOTAL VARIABLE RATE BONDS & NOTES (Cost$5,349,000)	5,349,000

	MUNICIPAL BONDS - 18.9% (a)(b)
	FLORIDA - 2.3%
1,645,000	Davie Florida EDU Parkway Christian, 0.12%, 11/1/27	1,645,000

	GEORGIA - 0.8%
600,000	DeKalb County Development Authority, 0.12%, 11/1/22	600,000

	ILLINOIS - 0.8%
570,000	Chicago Heights, 0.14%,12/1/18	570,000

	INDIANA - 1.6%
571,000	Fort Wayne, 0.12%, 9/1/23	571,000
600,000	Indiana State Finance Authority, 0.12%,9/1/31	600,000
		1,171,000

	KENTUCKY - 0.6%
435,000	Georgetown Kentucky Industrial Building Revenue, 0.10%, 11/15/2 9	435,000

	MICHIGAN - 11.5%
765,000	Genesee County Economic Development Corp/MI, 0.12%, 4/1/30	765,000
1,910,000	Michigan Higher Education Facilities Authority, 0.10%,1/1/3 6	1,910,000
5,720,000	Michigan State Strategic Fund,0.12%, 3/1/3 7	5,720,000
		8,395,000

	OHIO - 1.3%
965,000	Cuyahoga County, 0.12%, 3/1/22	965,000

	TOTAL MUNICIPAL BONDS (Cost $13,781,000)	13,781,000

	TOTAL INVESTMENTS - 26.2% (Cost - $19,130,000)(c)	$19,130,000
	CASH AND OTHER ASSETS LESS LIABILITIES - 73.8%	53,943,578
	NET ASSETS - 100.0%	$73,073,578

See accompanying notes to financial statements.

Toews Hedged Core W Fund
Portfolio of Investments (Continued)
April 30, 2016

Number of
Contracts		Unrealized Appreciation
	FUTURES CONTRACTS
899	MSCI EAFE Index E-mini, June 2016	$1,510,585
	(Underlying Notional Amount $74,702,405)

(a)	Variable rate securities. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(b)	Valuation is based on observable inputs/similar securities. The aggregate value of such securities is 26.2% of net assets and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from market value

See accompanying notes to financial statements.

Toews Hedged Core L Fund
Portfolio of Investments
April 30, 2016

Principal		Market Value
	VARIABLE RATE BONDS & NOTES - 11.6% (a)(b)
	COMMERCIAL SERVICES - 1.2%
$685,000	Allen Temple African Methodist Episcopal Church, 0.31%, 7/1/22	$685,000

	DIVERSIFIED FINANCIAL SERVICES - 5.8%
700,000	Calvert Social Investment Foundation, Inc., 0.50%, 1/3/17	700,000
342,450	Community Church of South port, Inc., 0.29%, 1/1/57	342,450
315,000	ICON Finance LLC, 0.31%, 5/15/26	315,000
1,996,000	Reynolds Road Fitness Center, Inc., 0.29%, 1/1/19	1,996,000
		3,353,450

	HEALTHCARE - SERVICES - 0.6%
380,000	New Lexington Clinic PSC, 0.31%,12/1/27	380,000

	REAL ESTATE - 4.0%
925,000	Carew Realty, Inc., 0.26%, 5/1/37	925,000
120,000	L3 Corp., 0.31%, 11/1/17	120,000
1,295,000	Silvio Properties LLC, 0.22%, 12/1/37	1,295,000
		2,340,000

	TOTAL VARIABLE RATE BONDS & NOTES (Cost $6,758,450)	6,758,450

	MUNICIPAL BONDS - 25.3% (a)(b)
	FLORIDA - 3.0%
1,725,000	Florida State Development Finance Corp., 0.37%, 3/1/34	1,725,000

	INDIANA - 1.7%
1,000,000	Indiana Finance Authority, 0.12%,12/1/28	1,000,000

	MICHIGAN - 12.3%
1,478,000	Michigan State Hospital Finance Authority, 0.10%, 2/1/22	1,478,000
640,000	Michigan Strategic Fund, 0.10%, 7/1/28	640,000
2,300,000	Michigan Strategic Fund, 0.12%, 4/1/35	2,300,000
1,590,000	Michigan Strategic Fund, 0.14%, 3/1/36	1,590,000
1,170,000	Oakland County Economic Development Corp., 0.10%, 12/1/25	1,170,000
		7,178,000

	OHIO - 8.3%
130,000	County of Franklin, OH, 0.12%, 4/1/22	130,000
455,000	High land County Joint Township Hospital District, 0.12%, 8/1/24	455,000
3,160,000	Mark Milford Hicksville Joint Township Hospital District, 0.12%, 12/1/37	3,160,000
1,095,000	Township of Harrison, OH, 0.10%, 12/1/24	1,095,000
		4,840,000

	TOTAL MUNICIPAL BONDS (Cost $14,743,000)	14,743,000

	TOTAL INVESTMENTS - 36.9% (Cost - $21,501,450)(c)	$21,501,450
	CASH AND OTHER ASSETS LESS LIABILITIES - 63.1%	36,683,883
	NET ASSETS - 100.0%	$58,185,333

See accompanying notes to financial statements.

Toews Hedged Core L Fund
Portfolio of Investments (Continued)
April 30, 2016

Number of		Unrealized Appreciation
Contracts		(Depreciation)
	FUTURES CONTRACTS
201	NASDAQ 100 E-Mini, June 2016	$(105,245)
411	S&P 500 E-Mini, June 2016	1,026,055
	TOTAL FUTURES CONTRACTS	$920,810
	(Underlying Notional Amount $75,631,275)

(a)	Variable rate securities. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(b)	Valuation is based on observable inputs/similar securities. The aggregate value of such securities is 36.9% of net assets and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from market value

See accompanying notes to financial statements.

Toews Hedged Core S Fund
Portfolio of Investments
April 30, 2016

Principal		Market Value
	VARIABLE RATE BONDS & NOTES - 7.5% (a)(b)
	DIVERSIFIED FINANCIAL SERVICES - 5.8%
$280,000	Buten Development, Ltd., 0.29%, 9/1/18	$280,000
5,000	Calvert Social Investment Foundation, Inc., 0.50%, 11/30/16	5,000
1,000,000	Calvert Social Investment Foundation, Inc., 0.50%, 1/3/17	1,000,000
500,000	Fornell Associates LLC, 0.31%, 7/1/23	500,000
355,000	ICON Finance LLC, 0.31%, 5/15/26	355,000
275,000	LRC Meadows Investors LLC, 0.23%, 12/1/34	275,000
2,680,000	RDV Finance LLC, 0.24%, 10/1/39	2,680,000
		5,095,000

	HEALTHCARE-SERVICES - 0.6%
484,000	Miami Christel Manor, Inc., 0.24%, 9/1/23	484,000

	LEISURE TIME - 0.5%
475,000	Mount Lookout Swim Club, Inc., 0.29%, 11/1/21	475,000

	REAL ESTATE - 0.6%
568,000	Camargo Manor Real Estate Holding Co. LLC, 0.29%, 12/1/30	568,000

	TOTAL VARIABLE RATE BONDS & NOTES (Cost $6,622,000)	6,622,000

	MUNICIPAL BONDS - 28.6% (a)(b)
	INDIANA - 3.1%
2,725,000	Indiana Finance Authority, 0.12%, 9/1/31	2,725,000

	KENTUCKY - 1.0%
300,000	Lexington-Fayette, KY Urban County, 0.10%, 12/1/31	300,000
550,000	Louisville/Jefferson Country Metropolitan Government, 0.12%, 7/1/23	550,000
		850,000

	MICHIGAN - 4.5%
960,000	Michigan Public Educational Facilities Authority, 0.12%,10/1/35	960,000
1,475,000	Michigan Strategic Fund, 0.14%, 5/1/18	1,475,000
100,000	Michigan Strategic Fund, 0.14%, 11/1/24	100,000
1,470,000	Michigan Strategic Fund, 0.14%, 9/1/25	1,470,000
		4,005,000

	OHIO - 6.1%
400,000	City of Hamilton OH, 0.12%, 4/1/20	400,000
790,000	City of Hamilton OH, 0.12%, 11/1/23	790,000
527,000	City of Hamilton OH, 0.12%, 9/1/25	527,000
3,595,000	County of Hamilton, OH Parking System Revenue, 0.10%, 12/1/26	3,595,000
130,000	Toledo-Lucas Country Port Authority, 0.12%, 1/1/25	130,000
		5,442,000

	SOUTH CAROLINA - 5.4%
1,000,000	County of Berkeley SC, 0.39%, 4/1/31	1,000,000
3,745,000	South Carolina Jobs-Economic Development Authority, 0.10%, 2/1/28	3,745,000
		4,745,000

	TENNESSEE - 8.5%
7,500,000	Hendersonville Industrial Development Board, 0.12%, 5/1/36	7,500,000
55,000	Hendersonville Industrial Development Board, 0.42%, 5/1/36	55,000
		7,555,000

	TOTAL MUNICIPAL BONDS (Cost $25,322,000)	25,322,000

	TOTAL INVESTMENTS - 36.1% (Cost - $31,944,000)(c)	$31,944,000
	CASH AND OTHER ASSETS LESS LIABILITIES - 63.9%	56,633,337
	NET ASSETS - 100.0%	$88,577,337

See accompanying notes to financial statements.

Toews Hedged Core S Fund
Portfolio of Investments (Continued)
April 30, 2016

Number of
Contracts		Unrealized Appreciation
	FUTURES CONTRACTS
402	Russell E-Mini, June 2016	$2,071,123
309	S&P Midcap 400 E-Mini, June 2016	1,880,742
	TOTAL FUTURES CONTRACTS	$3,951,865
	(Underlying Notional Amount $93,500,490)

(a)	Variable rate securities. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand

(b)	Valuation is based on observable inputs/similar securities. The aggregate value of such securities is 36.1% of net assets and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from market value

See accompanying notes to financial statements.

Toews Unconstrained Income Fund
Portfolio of Investments
April 30, 2016

Shares		Market Value
	MUTUAL FUNDS - 83.8%
	DEBT FUNDS - 83.8%
233,295	American Century High-Yield Fund - Institutional Class	$1,285,453
26	American High-Income Trust - Class R-6	252
3,532,407	BlackRock High Yield Portfolio - Institutional Class	25,963,194
13,707	BMO Monegy High Yield Fund - Class I	126,375
29,890	Manning & Napier Fund Inc - High Yield Bond Series - Class I	256,457
66,341	Natixis Loomis Sayles High Income Fund Class Y	264,039
90,088	Nuveen High Income Bond Fund - Class I	639,623
1,447,803	PIMCO High Yield Fund - Institutional Class	12,364,242
336,963	Principal High Yield Fund - Institutional Class	2,338,522
104,423	RidgeWorth SEIX High Yield Fund - Institutional Class	839,557
748,732	Vanguard Inflation-Protected Securities Fund - Admiral Shares	19,774,014
4	Vanguard Short -Term Bond Index Fund - Class I	38
1,238,957	Vanguard Total Bond Market Index Fund - Class I	13,529,406
	TOTAL MUTUAL FUNDS (Cost - $74,919,953)	77,381,172

	EXCHANGE TRADED FUNDS - 8.8%
	DEBT FUNDS - 6.8%
28,600	iShares Core U.S. Aggregate Bond ETF	3,171,454
38,000	Vanguard Total Bond Market ETF	3,152,860
		6,324,314
	EQUITY FUNDS - 2.0%
70,500	VelocityShares Daily Inverse VIX Short-Term ETN *	1,845,690

	TOTAL EXCHANGE TRADED FUNDS (Cost - $8,237,848)	8,170,004

Principal
	MORTGAGE NOTES - 7.1% (a)
$750,267	Aristone Realty Capital, 24.00%, due 9/1/16 - Property located in New York (b)	735,262
1,530,000	Aristone Realty Capital, 12.00%, due 12/8/16 - Property located in New York	1,530,000
1,400,000	Aristone Realty Capital, 13.00%, due 8/3/17 - Property located in New York	1,400,000
1,800,000	Aristone Realty Capital, 12.50%, due 11/1/17 - Property located in New York	1,800,000
521,550	Aristone Realty Capital, 12.00%, due 3/1/18 - Property located in New York	521,550
595,600	Aristone Realty Capital, 12.00%, due 8/1/18 - Property located in New York	595,600
	TOTAL MORTGAGE NOTES (Cost - $6,597,418)	6,582,412

	TOTAL INVESTMENTS - 99.7% (Cost - $89,755,219)(c)	$92,133,588
	OTHER ASSETS LESS LIABILITIES - 0.3%	264,386
	NET ASSETS - 100.0%	$92,397,974

*	Non-income producing security.

ETF - Exchange Traded Fund

ETN - Exchange Traded Notes

(a)	Valuation is based on observable inputs/similar securities. The aggregate value of such securities is 7.1% of net assets and they have been fair valued under procedures adopted by the Trust’s Board of Trustees.

(b)	Non-income producing security; security is in default.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $89,755,219 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,584,343
Unrealized depreciation:	(205,974)
Net unrealized appreciation:	$2,378,369

The Fund has unfunded commitments on the below investments. The commitments will be funded when called through current assets at that time.

Aristone Realty Capital,13.00%, due 8/3/17 - Property located in New York	$300,000
Aristone Realty Capital,12.00%, due 8/1/18 - Property located in New York	404,400
Aristone Realty Capital,12.00%, due 3/1/18 - Property located in New York	428,450
$1,132,850

See accompanying notes to financial statements.

Toews Tactical Defensive Alpha Fund
Portfolio of Investments
April 30, 2016

Shares		Market Value
	TOTAL INVESTMENTS - 0.0% (Cost - $0)(a)	$—
	CASH AND OTHER ASSETS LESS LIABILITIES - 100%	38,759,570
	NET ASSETS - 100.0%	$38,759,570

Number of		Unrealized Appreciation
Contracts		(Depreciation)
	FUTURES CONTRACTS
138	MSCI EAFE Index E-mini, June 2016	$219,104
26	Nasdaq 100 E-Mini, June 2016	(30,305)
85	Russell E-Mini, June 2016	385,856
52	S&P 500 E-Mini, June 2016	70,047
66	S&P Midcap 400 E-Mini, June 2016	332,931
	TOTAL FUTURES CONTRACTS	$977,633
	(Underlying Notional Amount $59,706,520)

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from market value.

See accompanying notes to financial statements.

Toews Funds
Statements of Assets and Liabilities
April 30, 2016

	Toews Hedged	Toews Hedged	Toews Hedged	Toews Hedged
	Core Frontier	Growth Allocation	High Yield Bond	Core W
	Fund	Fund	Fund	Fund
ASSETS:
Investments, at cost	$520,000	$10,538,637	$320,619,940	$19,130,000
Investments, at value	$520,000	$10,708,011	$332,404,119	$19,130,000
Cash and cash equivalents	1,527,946	10,414,910	—	49,413,041
Cash deposit with broker - futures margin balance	30,848	941,546	—	3,219,728
Unrealized appreciation from futures contracts	124,030	498,296	—	1,510,585
Due from advisor	1,084	—	—	—
Dividends and interest receivable	129	18,493	1,377,974	4,307
Receivable for Fund shares sold	16	28,527	604,626	12,524
Prepaid expenses and other assets	16,121	19,060	20,149	23,007
Total Assets	2,220,174	22,628,843	334,406,868	73,313,192

LIABILITIES:
Distributions Payable	—	—	388,024	—
Due to custodian	—	—	106,895	—
Accrued advisory fees	—	22,425	292,115	92,540
Payable for Fund shares redeemed	—	99,640	—	117,963
Payable to related parties	1,745	8,583	24,679	7,061
Accrued expenses and other liabilities	17,500	25,000	37,501	22,050
Total Liabilities	19,245	155,648	849,214	239,614

Net Assets	$2,200,929	$22,473,195	$333,557,654	$73,073,578

NET ASSETS CONSIST OF:
Paid in capital	$10,605,015	$24,343,450	$324,932,399	$77,914,232
Accumulated net investment income (loss)	(9,961)	(36,687)	930,403	(281,626)
Accumulated net realized loss on investments and futures contracts	(8,518,155)	(2,501,238)	(4,089,327)	(6,069,613)
Net unrealized appreciation on investments and futures contracts	124,030	667,670	11,784,179	1,510,585
Net Assets	$2,200,929	$22,473,195	$333,557,654	$73,073,578

Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	341,240	2,335,277	30,306,870	8,510,075
Net Asset Value, offering price and redemption price per share	$6.45	$9.62	$11.01	$8.59

See accompanying notes to financial statements.

Toews Funds
Statements of Assets and Liabilities (Continued)
April 30, 2016

	Toews Hedged	Toews Hedged	Toews	Toews
	Core L	Core S	Unconstrained Income	Tactical Defensive
	Fund	Fund	Fund	Alpha Fund
ASSETS:
Investments, at cost	$21,501,450	$31,944,000	$89,755,219	$—
Investments, at value	$21,501,450	$31,944,000	$92,133,588	$—
Cash and cash equivalents	33,061,130	50,568,596	—	35,537,262
Cash deposit with broker - futures margin balance	2,983,307	2,405,518	—	2,006,066
Unrealized appreciation from futures contracts	920,810	3,951,865	—	977,633
Dividends and interest receivable	6,076	12,492	361,101	—
Receivable for Fund shares sold	8,011	16,192	292,590	280,394
Prepaid expenses and other assets	25,133	22,527	22,595	18,276
Total Assets	58,505,917	88,921,190	92,809,874	38,819,631

LIABILITIES:
Due to custodian	—	—	131,702	—
Accrued advisory fees	67,428	104,858	119,515	20,936
Payable for Fund shares redeemed	199,874	190,281	137,591	12,179
Payable to related parties	20,781	14,214	8,871	4,979
Accrued expenses and other liabilities	32,501	34,500	14,221	21,967
Total Liabilities	320,584	343,853	411,900	60,061

Net Assets	$58,185,333	$88,577,337	$92,397,974	$38,759,570

NET ASSETS CONSIST OF:
Paid in capital	$69,901,495	$103,197,363	$92,179,071	$36,368,079
Accumulated net investment income (loss)	(229,462)	(329,058)	—	—
Accumulated net realized gain (loss) on investments and futures contracts	(12,407,510)	(18,242,833)	(2,159,467)	1,413,858
Net unrealized appreciation on investments and futures contracts	920,810	3,951,865	2,378,370	977,633
Net Assets	$58,185,333	$88,577,337	$92,397,974	$38,759,570

Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,238,435	9,574,126	9,151,538	3,523,403
Net Asset Value, offering price and redemption price per share	$9.33	$9.25	$10.10	$11.00

See accompanying notes to financial statements.

Toews Funds
Statements of Operations
For the Year Ended April 30, 2016

	Toews Hedged	Toews Hedged	Toews Hedged	Toews Hedged
	Core Frontier	Growth Allocation	High Yield Bond	Core W
	Fund	Fund	Fund	Fund
Investment Income:
Interest income	$2,457	$17,245	$170,584	$72,027
Dividend income	—	106,948	5,306,640	—
Total Investment Income	2,457	124,193	5,477,224	72,027

Operating Expenses:
Investment advisory fees	30,525	239,542	2,515,766	821,341
Administration fees	3,478	21,136	172,013	60,834
Registration fees	20,053	20,042	30,396	27,722
Fund accounting fees	949	8,463	74,812	24,513
Legal Fees	9,015	9,945	15,672	10,742
Transfer agent fees	3,387	8,838	29,246	12,456
Audit and Tax Fees	15,000	15,000	15,000	15,000
Non 12b-1 shareholder servicing fees	5,460	26,450	275,656	155,181
Printing expenses	909	3,830	23,613	11,241
Compliance officer fees	384	2,232	19,399	6,965
Trustees’ fees	12,937	13,938	15,782	13,188
Insurance expenses	2	505	8,270	3,173
Miscellaneous expenses	1,107	1,712	13,001	1,855
Total Operating Expenses	103,206	371,633	3,208,626	1,164,211

Less: Expenses waived and/or reimbursed by Adviser	(66,576)	(72,109)	(63,790)	(137,549)
Net Operating Expenses	36,630	299,524	3,144,836	1,026,662

Net Investment Income (Loss)	(34,173)	(175,331)	2,332,388	(954,635)

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	—	(69,493)	(1,483,003)	—
Futures contracts	(149,737)	(1,711,528)	—	863,642
Net change in unrealized appreciation (depreciation) on:
Investments	—	135,329	10,519,621	—
Futures contracts	34,555	(221,808)	—	(3,657,532)
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	(115,182)	(1,867,500)	9,036,618	(2,793,890)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(149,355)	$(2,042,831)	$11,369,006	$(3,748,525)

See accompanying notes to financial statements.

Toews Funds
Statements of Operations (Continued)
For the Year Ended April 30, 2016

	Toews Hedged	Toews Hedged	Toews	Toews
	Core L	Core S	Unconstrained Income	Tactical Defensive
	Fund	Fund	Fund	Alpha Fund *
Investment Income:
Interest income	$62,597	$83,165	$692,206	$1,763
Dividend income	—	—	1,410,397	67,807
Total Investment Income	62,597	83,165	2,102,603	69,570

Operating Expenses:
Investment advisory fees	726,252	1,025,226	892,414	73,282
Administration fees	56,682	77,366	62,753	5,224
Registration fees	27,666	28,890	22,956	15,104
Fund accounting fees	24,830	34,040	26,584	3,378
Legal Fees	12,061	12,417	11,840	9,713
Transfer agent fees	19,599	14,671	12,670	2,141
Audit and Tax Fees	15,001	15,000	15,001	15,272
Non 12b-1 shareholder servicing fees	151,904	189,600	156,909	4,245
Printing expenses	14,677	15,715	9,918	1,317
Compliance officer fees	6,371	8,814	7,339	573
Trustees’ fees	14,438	13,938	1,959	750
Insurance expenses	1,410	1,051	783	154
Miscellaneous expenses	2,388	2,408	3,779	2,604
Total Operating Expenses	1,073,279	1,439,136	1,224,905	133,757

Less: Expenses waived by Adviser	(165,481)	(157,630)	(109,281)	(42,155)
Net Operating Expenses	907,798	1,281,506	1,115,624	91,602

Net Investment Income (Loss)	(845,201)	(1,198,341)	986,979	(22,032)

Realized and Unrealized (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	—	—	(1,328,868)	1,026,962
Futures contracts	(10,382,003)	(17,223,127)	—	401,717
Underlying investment companies	—	—	24,936
Net change in unrealized appreciation (depreciation) on:
Investments	—	—	1,853,272	—
Futures contracts	(1,104,697)	2,932,159	—	977,633
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	(11,486,700)	(14,290,968)	549,340	2,406,312

Net Increase (Decrease) in Net Assets Resulting From Operations	$(12,331,901)	$(15,489,309)	$1,536,319	$2,384,280

*	Toews Tactical Defensive Alpha Fund commenced operations January 7, 2016.

See accompanying notes to financial statements.

Toews Funds
Statements of Changes in Net Assets

	Toews Hedged Core Frontier		Toews Hedged Growth Allocation
	Fund		Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015
Operations:
Net investment loss	$(34,173)	$(67,966)	$(175,331)	$(82,859)
Net realized gain (loss) on investments and futures contracts	(149,737)	102,185	(1,781,021)	(136,049)
Distributions of capital gains from underlying investment companies	—	—	—	1,713
Net change in unrealized appreciation (depreciation) on investments and futures contracts	34,555	55,945	(86,479)	519,927
Net increase (decrease) in net assets resulting from operations	(149,355)	90,164	(2,042,831)	302,732

Distributions to Shareholders:
From net realized gains	—	—	(345,563)	(423,622)
From net investment income	—	—	—	—
Total Dividends and Distributions to Shareholders	—	—	(345,563)	(423,622)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold	297,219	1,827,165	10,707,982	17,760,982
Reinvestment of dividends and distributions	—	—	318,199	307,637
Cost of shares redeemed	(887,860)	(4,053,804)	(14,752,169)	(19,305,515)
Net decrease in net assets from share transactions of beneficial interest	(590,641)	(2,226,639)	(3,725,988)	(1,236,896)

Total Decrease in Net Assets	(739,996)	(2,136,475)	(6,114,382)	(1,357,786)

Net Assets:
Beginning of year	2,940,925	5,077,400	28,587,577	29,945,363
End of year *	$2,200,929	$2,940,925	$22,473,195	$28,587,577
* Includes accumulated net investment loss at end of year	$(9,961)	$(18,013)	$(36,687)	$—

Share Activity:
Shares Sold	46,967	263,177	1,092,498	1,675,617
Shares Reinvested	—	—	33,180	29,524
Shares Redeemed	(140,019)	(599,839)	(1,491,167)	(1,842,147)
Net decrease in shares of beneficial interest outstanding	(93,052)	(336,662)	(365,489)	(137,006)

See accompanying notes to financial statements.

Toews Funds
Statements of Changes in Net Assets (Continued)

	Toews Hedged High Yield Bond		Toews Hedged Core W
	Fund		Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015
Operations:
Net investment income (loss)	$2,332,388	$4,615,375	$(954,635)	$(926,555)
Net realized gain (loss) on investments and futures contracts	(1,483,003)	(2,305,708)	863,642	(3,643,043)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	10,519,621	(516,265)	(3,657,532)	3,894,527
Net increase (decrease) in net assets resulting from operations	11,369,006	1,799,508	(3,748,525)	(675,071)

Distributions to Shareholders:
From net realized gains	—	(401,020)	—	—
From net investment income	(2,268,954)	(4,230,554)	—	—
Total Dividends and Distributions to Shareholders	(2,268,954)	(4,631,574)	—	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold	203,788,974	187,489,145	23,999,316	36,039,860
Reinvestment of dividends and distributions	2,147,469	4,228,886	—	—
Cost of shares redeemed	(109,586,831)	(83,486,425)	(35,864,310)	(25,062,060)
Net increase (decrease) in net assets from share transactions of beneficial interest	96,349,612	108,231,606	(11,864,994)	10,977,800

Total Increase (Decrease) in Net Assets	105,449,664	105,399,540	(15,613,519)	10,302,729

Net Assets:
Beginning of year	228,107,990	122,708,450	88,687,097	78,384,368
End of year *	$333,557,654	$228,107,990	$73,073,578	$88,687,097
* Includes accumulated net investment income (loss) at end of year	$930,403	$866,969	$(281,626)	$(305,600)

Share Activity:
Shares Sold	19,190,570	17,311,886	2,829,115	4,097,592
Shares Reinvested	200,805	391,199	—	—
Shares Redeemed	(10,288,906)	(7,739,272)	(4,262,736)	(2,874,816)
Net increase (decrease) in shares of beneficial interest outstanding	9,102,469	9,963,813	(1,433,621)	1,222,776

See accompanying notes to financial statements.

Toews Funds
Statements of Changes in Net Assets (Continued)

	Toews Hedged Core L		Toews Hedged Core S
	Fund		Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015
Operations:
Net investment loss	$(845,201)	$(1,017,209)	$(1,198,341)	$(1,297,584)
Net realized gain (loss) on investments and futures contracts	(10,382,003)	4,988,727	(17,223,127)	207,327
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,104,697)	2,025,507	2,932,159	1,019,706
Net increase (decrease) in net assets resulting from operations	(12,331,901)	5,997,025	(15,489,309)	(70,551)

Distributions to Shareholders:
From net realized gains	(1,860,962)	(7,633,112)	(735,837)	(3,803,293)
Total Dividends and Distributions to Shareholders	(1,860,962)	(7,633,112)	(735,837)	(3,803,293)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold	20,964,356	35,477,377	33,346,300	42,937,352
Reinvestment of dividends and distributions	1,804,609	7,407,331	719,107	3,697,378
Cost of shares redeemed	(35,098,583)	(40,411,347)	(44,770,058)	(35,186,702)
Net increase (decrease) in net assets from share transactions of beneficial interest	(12,329,618)	2,473,361	(10,704,651)	11,448,028

Total Increase (Decrease) in Net Assets	(26,522,481)	837,274	(26,929,797)	7,574,184

Net Assets:
Beginning of year	84,707,814	83,870,540	115,507,134	107,932,950
End of year *	$58,185,333	$84,707,814	$88,577,337	$115,507,134
* Includes accumulated net investment loss at end of year	$(229,462)	$—	$(329,058)	$(423,497)

Share Activity:
Shares Sold	2,067,415	3,053,003	3,399,028	3,871,506
Shares Reinvested	185,659	646,928	75,142	336,737
Shares Redeemed	(3,538,666)	(3,523,290)	(4,605,481)	(3,211,240)
Net increase (decrease) in shares of beneficial interest outstanding	(1,285,592)	176,641	(1,131,311)	997,003

See accompanying notes to financial statements.

Toews Funds
Statements of Changes in Net Assets (Continued)

	Toews Unconstrained		Toews Tactical Defensive
	Income Fund		Alpha Fund *

	Year Ended	Year Ended	Period Ended
	April 30, 2016	April 30, 2015	April 30, 2016
Operations:
Net investment income (loss)	$986,979	$1,453,944	$(22,032)
Net realized gain (loss) on investments and futures contracts	(1,328,868)	(336,925)	1,428,679
Distributions of capital gains from underlying investment companies	24,936	47,197	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,853,272	(318,410)	977,633
Net increase in net assets resulting from operations	1,536,319	845,806	2,384,280

Distributions to Shareholders:
From net realized gains	—	(518,959)	—
From net investment income	(1,001,301)	(1,421,854)	—
Total Dividends and Distributions to Shareholders	(1,001,301)	(1,940,813)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold	49,336,407	47,847,112	38,771,074
Reinvestment of dividends and distributions	946,076	1,859,487	—
Cost of shares redeemed	(45,258,050)	(23,162,240)	(2,395,784)
Net increase in net assets from share transactions of beneficial interest	5,024,433	26,544,359	36,375,290

Total Increase in Net Assets	5,559,451	25,449,352	38,759,570

Net Assets:
Beginning of year/period	86,838,523	61,389,171	—
End of year/period *	$92,397,974	$86,838,523	$38,759,570
* Includes accumulated net investment income (loss) at end of year/period	$—	$—	$—

Share Activity:
Shares Sold	4,988,145	4,710,519	3,755,149
Shares Reinvested	95,118	184,457	—
Shares Redeemed	(4,577,272)	(2,297,311)	(231,746)
Net increase in shares of beneficial interest outstanding	505,991	2,597,665	3,523,403

*	Toews Tactical Defensive Alpha Fund commenced operations January 7, 2016.

See accompanying notes to financial statements.

Toews Hedged Core Frontier Fund
Financial Highlights

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012

Net asset value, beginning of year	$6.77	$6.59	$7.21	$7.16	$12.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.09)	(0.10)	(0.09)	(0.10)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.23)	0.28	(0.53)	0.15	(3.74)
Total from investment operations	(0.32)	0.18	(0.62)	0.05	(3.87)
LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.09)
From net realized gains on investments	—	—	—	—	(0.97)
Total distributions	—	—	—	—	(1.06)
Net asset value, end of year	$6.45	$6.77	$6.59	$7.21	$7.16
Total return (b)	(4.73)%	2.73%	(8.60)%	0.70%	(31.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,201	$2,941	$5,077	$7,424	$8,707
Ratios to average net assets
Expenses, net of expenses waived and/or reimbursed by the Adviser (c)	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before reimbursement (c)	4.23%	2.85%	2.36%	2.24%	2.06%
Net investment income (loss), net of reimbursement (c,d)	(1.40)%	(1.37)%	(1.39)%	(1.39)%	(1.41)%
Net investment income (loss), before reimbursement (c,d)	(4.13)%	(2.71)%	(2.26)%	(2.13)%	(1.98)%
Portfolio turnover rate	0%	17%	0%	114%	107%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Toews Hedged Growth Allocation Fund
Financial Highlights

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012

Net asset value, beginning of year	$10.58	$10.55	$9.66	$8.50	$10.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)	(0.07)	(0.03)	0.00	0.03	0.00
Net realized and unrealized gain (loss) on investments	(0.74)	0.19	0.99	1.13	(1.45)
Total from investment operations	(0.81)	0.16	0.99	1.16	(1.45)
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.03)	—	(0.01)
From net realized gains on investments	(0.15)	(0.13)	(0.07)	—	(0.88)
Total distributions	(0.15)	(0.13)	(0.10)	—	(0.89)
Net asset value, end of year	$9.62	$10.58	$10.55	$9.66	$8.50
Total return (b)	(7.70)%	1.50%	10.17%	13.70%	(12.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$22,473	$28,588	$29,945	$25,817	$22,473
Ratios to average net assets
Expenses, net of reimbursement (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursement (c)	1.55%	1.41%	1.45%	1.65%	1.65%
Net investment income (loss), net of reimbursement (c,d)	(0.73)%	(0.25)%	0.00%	0.35%	(0.16)%
Net investment income (loss), before reimbursement (c,d)	(1.03)%	(0.41)%	(0.20)%	0.00%	(0.25)%
Portfolio turnover rate	234%	409%	193%	147%	279%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Toews Hedged High Yield Bond Fund
Financial Highlights

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012

Net asset value, beginning of year	$10.76	$10.92	$11.05	$10.60	$10.69
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.10	0.28	0.44	0.59	0.44
Net realized and unrealized gain (loss) on investments	0.24	(0.17)	0.16	0.50	0.01
Total from investment operations	0.34	0.11	0.60	1.09	0.45
LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.25)	(0.48)	(0.55)	(0.41)
From net realized gains on investments	—	(0.02)	(0.25)	(0.09)	(0.13)
Total distributions	(0.09)	(0.27)	(0.73)	(0.64)	(0.54)
Net asset value, end of year	$11.01	$10.76	$10.92	$11.05	$10.60
Total return (b)	3.23%	1.05%	5.60%	9.41%	4.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$333,558	$228,108	$122,708	$83,150	$47,282
Ratios to average net assets
Expenses, net of reimbursement (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursement (c)	1.28%	1.29%	1.39%	1.44%	1.52%
Net investment income, net of reimbursement (c,d)	0.93%	2.55%	3.98%	5.07%	4.21%
Net investment income, before reimbursement (c,d)	0.90%	2.51%	3.84%	4.88%	3.94%
Portfolio turnover rate	739%	797%	302%	232%	422%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Toews Hedged Core W Fund
Financial Highlights

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012

Net asset value, beginning of year	$8.92	$8.99	$9.08	$7.72	$10.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.10)	(0.10)	(0.10)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.23)	0.03	0.09	1.45	(2.69)
Total from investment operations	(0.33)	(0.07)	(0.01)	1.36	(2.79)
LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gains on investments	—	—	(0.04)	—	(0.27)
From return of capital	—	—	(0.04)	—	—
Total distributions	—	—	(0.08)	—	(0.27)
Net asset value, end of year	$8.59	$8.92	$8.99	$9.08	$7.72
Total return (b)	(3.70)%	(0.78)%	(0.17)%	17.62%	(25.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$73,074	$88,687	$78,384	$46,869	$31,926
Ratios to average net assets
Expenses, net of reimbursement (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursement (c)	1.42%	1.42%	1.44%	1.57%	1.54%
Net investment loss, net of reimbursement (c,d)	(1.16)%	(1.09)%	(1.16)%	(1.15)%	(1.18)%
Net investment loss, before reimbursement (c,d)	(1.33)%	(1.25)%	(1.35)%	(1.48)%	(1.47)%
Portfolio turnover rate	27%	15%	0%	140%	44%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Toews Hedged Core L Fund
Financial Highlights

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012

Net asset value, beginning of year	$11.26	$11.42	$11.00	$9.88	$11.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.12)	(0.13)	(0.14)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	(1.54)	0.92	2.10	1.24	(0.78)
Total from investment operations	(1.66)	0.79	1.96	1.12	(0.90)
LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gains on investments	(0.27)	(0.95)	(1.54)	—	(0.38)
Total distributions	(0.27)	(0.95)	(1.54)	—	(0.38)
Net asset value, end of year	$9.33	$11.26	$11.42	$11.00	$9.88
Total return (b)	(14.84)%	6.78%	17.82%	11.34%	(7.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$58,185	$84,708	$83,871	$43,057	$32,747
Ratios to average net assets
Expenses, net of reimbursement (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursement (c)	1.48%	1.41%	1.41%	1.56%	1.57%
Net investment loss, net of reimbursement (c,d)	(1.16)%	(1.09)%	(1.16)%	(1.15)%	(1.18)%
Net investment loss, before reimbursement (c,d)	(1.39)%	(1.25)%	(1.32)%	(1.46)%	(1.50)%
Portfolio turnover rate	27%	18%	18%	84%	51%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Toews Hedged Core S Fund
Financial Highlights

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012

Net asset value, beginning of year	$10.79	$11.12	$10.65	$9.52	$11.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.12)	(0.12)	(0.13)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	(1.35)	0.13	2.06	1.24	(1.50)
Total from investment operations	(1.47)	0.01	1.93	1.13	(1.62)
LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gains on investments	(0.07)	(0.34)	(1.46)	—	(0.60)
Total distributions	(0.07)	(0.34)	(1.46)	—	(0.60)
Net asset value, end of year	$9.25	$10.79	$11.12	$10.65	$9.52
Total return (b)	(13.62)%	0.07%	18.05%	11.87%	(13.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$88,577	$115,507	$107,933	$62,835	$47,999
Ratios to average net assets
Expenses, net of reimbursement (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursement (c)	1.40%	1.35%	1.41%	1.49%	1.52%
Net investment loss, net of reimbursement (c,d)	(1.17)%	(1.10)%	(1.16)%	(1.16)%	(1.19)%
Net investment loss, before reimbursement (c,d)	(1.32)%	(1.20)%	(1.31)%	(1.40)%	(1.46)%
Portfolio turnover rate	18%	18%	0%	89%	65%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Toews Unconstrained Income Fund
Financial Highlights

Selected data based on a share outstanding throughout each period

	For the Year	For the Year	For the Period
	ended	ended	ended
	April 30, 2016	April 30, 2015	April 30, 2014*

Net asset value, beginning of period	$10.04	$10.15	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.11	0.19	0.22
Net realized and unrealized gain (loss) on investments	0.06	(0.06)	0.20
Total from investment operations	0.17	0.13	0.42
LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.18)	(0.25)
From net realized gains on investments	—	(0.06)	(0.02)
Total distributions	(0.11)	(0.24)	(0.27)
Net asset value, end of period	$10.10	$10.04	$10.15
Total return (b)	1.72%	1.44%	4.08	% (f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$92,398	$86,839	$61,389
Ratios to average net assets
Expenses, net of reimbursement (c)	1.25%	1.25%	1.25	% (e)
Expenses, before reimbursement (c)	1.37%	1.37%	1.44	% (e)
Net investment income, net of reimbursement (c,d)	1.13%	1.84%	3.30	% (e)
Net investment income, before reimbursement (c,d)	1.01%	1.73%	3.12	% (e)
Portfolio turnover rate	496%	632%	221	% (f)

*	The Fund commenced operations on August 28, 2013.

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized for periods of less than one year.

(f)	Not annualized.

See accompanying notes to financial statements.

Toews Tactical Defensive Alpha Fund
Financial Highlights

Selected data based on a share outstanding throughout the period

	For the Period
	ended
	April 30, 2016*

Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.01)
Net realized and unrealized gain (loss) on investments	1.01
Total from investment operations	1.00
LESS DISTRIBUTIONS:
From net investment income	—
From net realized gains on investments	—
Total distributions	—
Net asset value, end of period	$11.00
Total return (b)	10.00	% (f)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$38,760
Ratios to average net assets
Expenses, net of reimbursement (c)	1.25	% (e)
Expenses, before reimbursement (c)	1.83	% (e)
Net investment loss, net of reimbursement (c,d)	(0.28	)% (e)
Net investment loss, before reimbursement (c,d)	(0.86	)% (e)
Portfolio turnover rate	385	% (f)

*	The Fund commenced operations on January 7, 2016.

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized for periods of less than one year.

(f)	Not annualized.

See accompanying notes to financial statements.

Toews Funds
Notes to Financial Statements
April 30, 2016

NOTE 1.	ORGANIZATION

The Toews Hedged Core Frontier Fund (the “Core Frontier Fund”), Toews Hedged Growth Allocation Fund (the “Growth Allocation Fund”), Toews Hedged High Yield Bond Fund (the “High Yield Bond Fund”), Toews Hedged Core W Fund (the “Core W Fund”), Toews Hedged Core L Fund (the “Core L Fund”), Toews Hedged Core S Fund (the “Core S Fund”), Toews Unconstrained Income Fund (the “Unconstrained Income Fund”), and Toews Tactical Defensive Alpha Fund (the “Tactical Defensive Alpha Fund”) (each a “Fund,” collectively the “Funds”), each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open end management investment company. The Core Frontier Fund, Unconstrained Income Fund and Tactical Defensive Alpha Fund are each a non diversified fund. The Growth Allocation Fund, High Yield Bond Fund, Core W Fund, Core L Fund and Core S Fund are each a diversified fund.

The primary investment objective of each Fund is as follows:

Fund	Primary Objective
Core Frontier Fund	Long Term Growth of Capital
Growth Allocation Fund	Long Term Growth of Capital
High Yield Bond Fund	High Level of Current Income
Core W Fund	Long Term Growth of Capital
Core L Fund	Long Term Growth of Capital
Core S Fund	Long Term Growth of Capital
Unconstrained Income Fund	Income and Long Term Growth of Capital
Tactical Defensive Alpha Fund	Long Term Growth of Capital

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short term investments that mature in 60 days or less may be valued at amortized cost.

A Fund may hold securities, such as private investments, interests in commodity pools, other non traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as needed basis to assist in determining a security specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2016

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “Significant Event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open end or closed end investment companies. Open end investment companies are valued at their respective net asset values as reported by such investment companies. Open end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open end investment companies.

The shares of many closed end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed end investment company purchased by the Fund will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2016

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Funds’ prospectus for a full listing of risks associated with these investments. The following tables summarize the inputs used as of April 30, 2016 for the Funds’ assets and liabilities measured at fair value:

Core Frontier Fund

Assets	Level 1	Level 2	Level 3	Total
Variable Rate Bonds & Notes*	$—	$280,000	$—	$280,000
Municipal Bonds*	—	240,000	—	240,000
Futures Contracts**	124,030	—	—	124,030
Total	$124,030	$520,000	$—	$644,030

Growth Allocation Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds*	$4,381,096	$—	$—	$4,381,096
Exchange Traded Funds*	259,915	—	—	259,915
Variable Rate Bonds & Notes*	—	1,332,000	—	1,332,000
Municipal Bonds*	—	4,735,000	—	4,735,000
Futures Contracts**	498,296	—	—	498,296
Total	$5,139,307	$6,067,000	$—	$11,206,307

High Yield Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds*	$330,186,029	$—	$—	$330,186,029
Exchange Traded Funds*	1,442,110	—	—	1,442,110
Mortgage Notes	—	—	775,980	775,980
Total	$331,628,139	$—	$775,980	$332,404,119

Core W Fund

Assets	Level 1	Level 2	Level 3	Total
Variable Rate Bonds & Notes*	$—	$5,349,000	$—	$5,349,000
Municipal Bonds*	—	13,781,000	—	13,781,000
Futures Contracts**	1,510,585	—	—	1,510,585
Total	$1,510,585	$19,130,000	$—	$20,640,585

Core L Fund

Assets	Level 1	Level 2	Level 3	Total
Variable Rate Bonds & Notes*	$—	$6,758,450	$—	$6,758,450
Municipal Bonds*	—	14,743,000	—	14,743,000
Futures Contracts**	920,810	—	—	920,810
Total	$920,810	$21,501,450	$—	$22,422,260

Core S Fund

Assets	Level 1	Level 2	Level 3	Total
Variable Rate Bonds & Notes*	$—	$6,622,000	$—	$6,622,000
Municipal Bonds*	—	25,322,000	—	25,322,000
Futures Contracts**	3,951,865	—	—	3,951,865
Total	$3,951,865	$31,944,000	$—	$35,895,865

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2016

Unconstrained Income Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds*	$77,381,172	$—	$—	$77,381,172
Exchange Traded Funds*	8,170,004	—	—	8,170,004
Mortgage Notes	—	—	6,582,412	6,582,412
Total	$85,551,176	$—	$6,582,412	$92,133,588

Tactical Defensive Alpha Fund

Assets	Level 1	Level 2	Level 3	Total
Futures Contracts**	$977,633	$—	$—	$977,633
Total	$977,633	$—	$—	$977,633

*	Please refer to the Portfolio of Investments for industry classifications.

**	Represents cumulative unrealized gain (loss) at April 30, 2016.

There were no transfers into or out of Level 1, Level 2 or Level 3 during the current period presented. No Fund held Level 3 securities during the year except the High Yield Bond Fund and the Unconstrained Income Fund. It is the Funds’ policy to record transfers into or out of any Level at the end of the period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	High Yield Bond	Unconstrained
	Fund	Income Fund
	Mortgage Notes	Mortgage Notes
Balance, April 30, 2015	$1,200,000	$2,752,144
Net realized gains	—	—
Change in unrealized appreciation (depreciation)	—	(15,005)
Purchase of Investments	775,980	5,849,003
Reinvestment of dividends	—	—
Proceeds from sales of investments	(1,200,000)	(2,003,730)
Net Transfers in/out of level 3	—	—
Ending balance	$775,980	$6,582,412

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at April 30, 2016 was $0 and $15,005 for High Yield Bond Fund and Unconstrained Income Fund, respectively.

The unobservable inputs used in the fair value measurement of the reporting entity’s Level 3 Mortgage Note Investments are the investment’s interest payments, which are evaluated to determine that payments continue to be received in a timely fashion. Cost approximates fair value and the following factors are evaluated: the credit and interest rate risk of the issuer, lease terms, tenant quality and collateral type and value. Significant changes in these inputs could result in a significantly lower fair value measurement.

Exchange Traded Funds (“ETFs”) – The Funds may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory fees or management fees and other expenses, which are indirectly paid by each Fund. Each are subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which may magnify losses. ETNs are also subject to default risks.

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2016

Mortgage Notes – The Funds may invest in various tranches of private, short term mortgage notes. As of April 30, 2016, the mortgage note investments held represented first lien interests on properties in New York City, New York, and entitle the Funds to receive returns that are typically greater than traditional fixed income investments. The Funds may purchase these Notes to gain a higher yield than traditional debt obligations. Based on the nature of these short term mortgage notes, the valuation committee meets periodically and reviews each investment in order to determine their value. The valuation committee will review property appraisals, loan to value ratios, projected cash flows, payment history, and other mortgage data specific to the region each of the properties are located in to determine the fair market value of the investments. The mortgage notes are thinly traded and for this reason are valued using the Trust’s fair value policies and procedures as established by the valuation committee. For this reason, and based on the nature of the inputs, the mortgage notes have been determined to be Level 3 investments. The mortgage note investments are subject to credit and interest rate risk of the issuer, other risks include the underlying collateral associated with the mortgage notes. The Aristone Realty Capital 24% note due 9/1/16 defaulted on 10/15/15 and was marked down from 100% of par to 98% of par value. Full principal repayment is expected on the note with a partial repayment of interest receivable on or around June 30, 2016. Management stopped accruing interest on the note as of 4/1/2016 as management determined that is was unlikely that this interest would be paid when the mortgage note settles.

Futures – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. To manage equity price risk, the Funds may enter into futures contracts. Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in the “net unrealized appreciation/(depreciation) from future contracts” account. Periodically, the Funds receive from or pay to the brokers a specified amount of cash based upon changes in the “net unrealized appreciation from open future contracts” account. When a contract is closed, the Funds recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Funds’ portfolio of investments.

The notional value represents amounts related to each Funds’ futures contracts upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of the Funds’ futures contracts. Further, the underlying price changes in relation to variables specified by the notional values, affects the fair value of these derivative financial instruments. Theoretically, each Funds’ exposure is equal to the notional value of contracts held. Each Funds’ obligations will generally equal only the amount to be paid or received through a futures contract.

The notional value of the derivative instruments outstanding as of April 30, 2016 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity.

As of and for the year ended April 30, 2016, the amount of unrealized appreciation (depreciation) and realized gain (loss) on futures contracts subject to equity price risk amounted to the following:

		Statements of
		Operations
	Statements of Assets	Change in Unrealized	Statements of
	and Liabilities Net	Appreciation	Operations Realized
	Unrealized Appreciation on	(Depreciation) on	Gain (Loss) on
	Investments and Futures	Investments and	Investments and
Fund	Contracts*	Futures Contracts	Futures Contacts
Core Frontier Fund	$124,030	$34,555	$(149,737)
Growth Allocation Fund	498,296	(221,808)	(1,711,528)
Core W Fund	1,510,585	(3,657,532)	863,642
Core L Fund	920,810	(1,104,697)	(10,382,003)
Core S Fund	3,951,865	2,932,159	(17,223,127)
Tactical Defensive Alpha Fund	977,633	977,633	401,717

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2016

Such figures can be found on the Statements of Assets & Liabilities and Statements of Operations.

*	Cumulative unrealized gain (loss) on futures contracts.

Offsetting of Financial Assets and Derivative Assets and Liabilities – The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at April 30, 2016.

Core Frontier Fund

Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Futures contracts	$124,030	$—	$124,030	$—	$30,848	$154,878
Total	$124,030	$—	$124,030	$—	$30,848	$154,878

Growth Allocation Fund

Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Futures contracts	$509,023	$(10,727)	$498,296	$—	$941,546	$1,439,842
Total	$509,023	$(10,727)	$498,296	$—	$941,546	$1,439,842

Core W Fund

Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Futures contracts	$1,510,585	$—	$1,510,585	$—	$3,219,728	$4,730,313
Total	$1,510,585	$—	$1,510,585	$—	$3,219,728	$4,730,313

Core L Fund

Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Futures contracts	$1,026,055	$(105,245)	$920,810	$—	$2,983,307	$3,904,117
Total	$1,026,055	$(105,245)	$920,810	$—	$2,983,307	$3,904,117

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2016

Core S Fund

Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Futures contracts	$3,951,865	$—	$3,951,865	$—	$2,405,518	$6,357,383
Total	$3,951,865	$—	$3,951,865	$—	$2,405,518	$6,357,383

Tactical Defensive Alpha Fund

Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Futures contracts	$1,007,938	$(30,305)	$977,633	$—	$2,006,066	$2,983,699
Total	$1,007,938	$(30,305)	$977,633	$—	$2,006,066	$2,983,699

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest bearing demand deposits with a financial institution with original maturities of three months or less. The assets of each Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy.

Security Transactions and Investment Income – Investment security transactions are accounted for no later than the first business day after the trade date, except for reporting purposes when transactions are recorded on the trade date. Cost is determined and gains and losses are calculated based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years for Core Frontier Fund, Growth Allocation Fund, High Yield Bond Fund, Core W Fund, Core L Fund, Core S Fund and Unconstrained Income Fund (2013 2015), or expected to be taken in the Funds’ 2016 tax returns, including the Tactical Defensive Alpha Fund. The Funds identify their major tax jurisdictions as United States Federal, and Nebraska. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Dividends and Distributions – Each of the Funds, except the High Yield Bond Fund, will pay dividends from net investment income, if any, at least annually and will declare and pay distributions from net realized capital gains, if any, annually. The High Yield Bond Fund pays dividends from net investment income, if any, monthly, and pays distributions from net realized capital gains, if any,

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2016

annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. To the extent these book/tax differences are permanent, they are charged or credited to paid in capital in the period that the differences arises. All short term capital gains are included in ordinary income for tax purposes.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

NOTE 3.	MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement with Toews Corporation (the “Adviser”) with respect to the Funds. The Adviser has overall supervisory responsibility for the general management and investment of the Funds and their securities portfolios. The Adviser receives monthly fees payable by the Funds calculated at an annual rate of 1.25% of the average daily net assets of the Core Frontier Fund and 1.00% of the average daily net assets of each of the Growth Allocation Fund, High Yield Bond Fund, Core W Fund, Core L Fund, Core S Fund, Unconstrained Income Fund and Tactical Defensive Alpha Fund.

The Adviser has contractually agreed to waive its management fees and/or make payments to limit each Fund’s expenses (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) at least until August 31, 2016, so that the total annual operating expenses of the Core Frontier Fund does not exceed 1.50% of the Fund’s average net assets, and the expenses of the Growth Allocation Fund, High Yield Bond Fund, Core W Fund, Core L Fund, Core S Fund, Unconstrained Income Fund and Tactical Defensive Alpha Fund do not exceed 1.25% of the Fund’s average net assets. For the year or period ended April 30, 2016, the Adviser earned and waived and/or reimbursed the following fees:

Fund	Fees Earned	Fees Waived
Core Frontier Fund	$30,525	$66,576
Growth Allocation Fund	239,542	72,109
High Yield Bond Fund	2,515,766	63,790
Core W Fund	821,341	137,549
Core L Fund	726,252	165,481
Core S Fund	1,025,226	157,630
Unconstrained Income Fund	892,414	109,281
Tactical Defensive Alpha Fund	73,282	42,155

Fees waived or expenses reimbursed may be recouped by the Adviser from the Funds for a period up to three years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made if it would result in the Funds exceeding the contractual expense limitation described above. The following table shows the remaining waived expenses subject to potential recovery which expire in:

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2016

Fund	April 30, 2017	April 30, 2018	April 30, 2019	Total
Core Frontier Fund	$55,411	$66,942	$66,576	$188,929
Growth Allocation Fund	50,463	51,506	72,109	174,078
High Yield Bond Fund	137,421	72,603	63,790	273,814
Core W Fund	113,567	140,617	137,549	391,733
Core L Fund	100,744	145,360	165,481	411,585
Core S Fund	132,871	121,747	157,630	412,248
Unconstrained Income Fund	60,007	91,987	109,281	261,275
Tactical Defensive Alpha Fund	—	—	42,155	42,155

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). For the year or period ended April 30, 2016, the Funds did not pay distribution related charges to the Distributor.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

NOTE 4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sales of securities, other than short-term securities, for the year or period ended April 30, 2016, amounted to the following:

Fund	Purchases	Sales
Core Frontier Fund	$0	$510,000
Growth Allocation Fund	21,742,537	25,855,363
High Yield Bond Fund	919,167,410	823,508,134
Core W Fund	7,090,250	13,793,850
Core L Fund	6,401,000	10,152,600
Core S Fund	6,014,000	8,503,000
Unconstrained Income Fund	318,974,932	313,969,259
Tactical Defensive Alpha Fund	35,332,264	36,358,013

NOTE 5.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The High Yield Bond Fund currently invests a portion of their assets in BlackRock High Yield Portfolio - Institutional Class (“BlackRock”) and PIMCO High Yield Fund - Institutional Class (“PIMCO”). The High Yield Bond Fund may redeem its investment from BlackRock or PIMCO at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the High Yield Bond Fund may be directly affected by the performance of BlackRock or PIMCO. The financial statements of the BlackRock and PIMCO, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Fund’s financial statements. As of April 30, 2016, the percentage of the High Yield Bond Fund’s net assets invested in BlackRock and PIMCO was 51.4% and 34.6%, respectively.

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2016

The Unconstrained Income Fund currently invests a portion of their assets in BlackRock and Vanguard Inflation-Protected Securities Fund – Admiral Shares (Vanguard). The Unconstrained Income Fund may redeem its investment from BlackRock and Vanguard at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Unconstrained Income Fund may be directly affected by the performance of BlackRock and Vanguard. The financial statements of the BlackRock and Vanguard Fund, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Fund’s financial statements. As of April 30, 2016, the percentage of the Unconstrained Income Fund’s net assets invested in BlackRock and Vanguard was 28.1% and 21.4%, respectively.

NOTE 6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Funds’ 2016 tax returns.

The tax character of Fund distributions for the periods ended April 30, 2016 and April 30, 2015 was as follows:

	For the period ended April 30, 2016:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Toews Hedged Core Frontier Fund	$—	$—	$—	$—
Toews Hedged Growth Allocation Fund	37,143	308,274	146	345,563
Toews Hedged High Yield Bond Fund	2,268,954	—	—	2,268,954
Toews Hedged Core W Fund	—	—	—	—
Toews Hedged Core L Fund	573,504	1,287,458	—	1,860,962
Toews Hedged Core S Fund	—	735,837	—	735,837
Toews Unconstrained Income Fund	986,979	—	14,322	1,001,301
Toews Tactical Defensive Alpha Fund	—	—	—	—

	For the period ended April 30, 2015:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Toews Hedged Core Frontier Fund	$—	$—	$—	$—
Toews Hedged Growth Allocation Fund	394,395	29,227	—	423,622
Toews Hedged High Yield Bond Fund	4,230,957	400,617	—	4,631,574
Toews Hedged Core W Fund	—	—	—	—
Toews Hedged Core L Fund	2,255,238	5,377,874	—	7,633,112
Toews Hedged Core S Fund	1,045,517	2,757,776	—	3,803,293
Toews Unconstrained Income Fund	1,912,734	28,079	—	1,940,813
Toews Tactical Defensive Alpha Fund				—

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/Deficits)
Toews Hedged Core Frontier Fund	$—	$—	$(9,961)	$(8,394,125)	$—	$—	$(8,404,086)
Toews Hedged Growth Allocation Fund	—	—	(367,044)	(1,672,585)	—	169,374	(1,870,255)
Toews Hedged High Yield Bond Fund	930,403	—	(1,062,361)	(3,016,342)	—	11,773,555	8,625,255
Toews Hedged Core W Fund	—	—	(281,626)	(4,559,028)	—	—	(4,840,654)
Toews Hedged Core L Fund	—	—	(3,401,042)	(8,315,120)	—	—	(11,716,162)
Toews Hedged Core S Fund	—	—	(4,888,120)	(9,731,906)	—	—	(14,620,026)
Toews Unconstrained Income Fund	—	—	(1,165,911)	(993,555)	—	2,378,369	218,903
Toews Tactical Defensive Alpha Fund	1,563,807	827,684	—	—	—	—	2,391,491

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and mark to market on open futures contracts.

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2016

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Portfolio	Late Year Losses
Toews Hedged Core Frontier Fund	$9,961
Toews Hedged Growth Allocation Fund	36,687
Toews Hedged High Yield Bond Fund	—
Toews Hedged Core W Fund	281,626
Toews Hedged Core L Fund	229,462
Toews Hedged Core S Fund	329,058
Toews Unconstrained Income Fund	—
Toews Tactical Defensive Alpha Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Portfolio	Post October Losses
Toews Hedged Core Frontier Fund	$—
Toews Hedged Growth Allocation Fund	330,357
Toews Hedged High Yield Bond Fund	1,062,361
Toews Hedged Core W Fund	—
Toews Hedged Core L Fund	3,171,580
Toews Hedged Core S Fund	4,559,062
Toews Unconstrained Income Fund	1,165,911
Toews Tactical Defensive Alpha Fund	—

At April 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Portfolio	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Toews Hedged Core Frontier Fund	$3,357,650	$5,036,475	$8,394,125
Toews Hedged Growth Allocation Fund	683,141	989,444	1,672,585
Toews Hedged High Yield Bond Fund	2,758,662	257,680	3,016,342
Toews Hedged Core W Fund	1,823,611	2,735,417	4,559,028
Toews Hedged Core L Fund	3,326,048	4,989,072	8,315,120
Toews Hedged Core S Fund	3,892,762	5,839,144	9,731,906
Toews Unconstrained Income Fund	993,555	—	993,555
Toews Tactical Defensive Alpha Fund	—	-–	—

Toews Funds
Notes to Financial Statements (Continued)
April 30, 2016

Permanent book and tax differences, primarily attributable to the book/tax treatment of non deductible expenses, net operating losses and short term capital gains, and the reclass of Fund distributions, resulted in reclassification for the tax year ended April 30, 2016 for the Funds as follows:

Portfolio	Paid In Capital	Undistributed Ordinary Income (Loss)	Undistributed Net Realized Gains (Loss)
Toews Hedged Core Frontier Fund	$(42,225)	$42,225	$—
Toews Hedged Growth Allocation Fund	(138,790)	138,644	146
Toews Hedged High Yield Bond Fund	—	—	—
Toews Hedged Core W Fund	(978,609)	978,609	—
Toews Hedged Core L Fund	(616,614)	615,739	875
Toews Hedged Core S Fund	(1,293,421)	1,292,780	641
Toews Unconstrained Income Fund	(14,322)	14,322	—
Toews Tactical Defensive Alpha Fund	(7,211)	22,032	(14,821)

NOTE 7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

NOTE 8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Toews Hedged Core Frontier Fund, Toews Hedged Growth Allocation Fund,

Toews Hedged High Yield Bond Fund, Toews Hedged Core W Fund, Toews Hedged Core L Fund, and

Toews Hedged Core S Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Toews Hedged Core Frontier Fund, Toews Hedged Growth Allocation Fund, Toews Hedged High Yield Bond Fund, Toews Hedged Core W Fund, Toews Hedged Core L Fund, and Toews Hedged Core S Fund (collectively, the Funds), each a separate series of the Northern Lights Fund Trust, as of April 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Toews Hedged Core Frontier Fund, Toews Hedged Growth Allocation Fund, Toews Hedged High Yield Bond Fund, Toews Hedged Core W Fund, Toews Hedged Core L Fund, and Toews Hedged Core S Fund for the periods ended prior to May 1, 2012 were audited by other auditors whose report dated June 27, 2012 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toews Hedged Core Frontier Fund, Toews Hedged Growth Allocation Fund, Toews Hedged High Yield Bond Fund, Toews Hedged Core W Fund, Toews Hedged Core L Fund, and Toews Hedged Core S Fund as of April 30, 2016, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

June 29, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Toews Unconstrained Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Toews Unconstrained Income Fund (the Fund), a series of the Northern Lights Fund Trust, as of April 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 28, 2013 (commencement of operations) through April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toews Unconstrained Income Fund as of April 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 28, 2013 (commencement of operations) through April 30, 2014 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

June 29, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Toews Tactical Defensive Alpha Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Toews Tactical Defensive Alpha Fund (the Fund), a series of the Northern Lights Fund Trust, as of April 30, 2016, and the related statements of operations, changes in net assets, and the financial highlights for the period from January 7, 2016 (commencement of operations) through April 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toews Tactical Defensive Alpha Fund as of April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period from January 7, 2016 (commencement of operations) through April 30, 2016 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

June 29, 2016

Toews Funds
Shareholder Expense Example (Unaudited)

As a shareholder of a Fund you incur ongoing costs, including management fees and other Fund expenses. Additionally, you may incur transactional costs in the form of redemption fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on $1,000 invested on November 1, 2015 and held until April 30, 2016.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Fund’s
	Account Value	Account Value	Paid During	Account Value	Account Value	Paid During	Annualized
	11/1/15	4/30/16	Period*	11/1/15	4/30/16	Period*	Expense Ratio

Core Frontier Fund	$1,000.00	$1,020.60	$7.54	$1,000.00	$1,017.40	$7.52	1.50%
Growth Allocation Fund	$1,000.00	$ 986.40	$6.17	$1,000.00	$1,018.65	$6.27	1.25%
High Yield Bond Fund	$1,000.00	$1,037.00	$6.33	$1,000.00	$1,018.65	$6.27	1.25%
Core W Fund	$1,000.00	$1,013.00	$6.26	$1,000.00	$1,018.65	$6.27	1.25%
Core L Fund	$1,000.00	$ 951.30	$6.06	$1,000.00	$1,018.65	$6.27	1.25%
Core S Fund	$1,000.00	$ 950.10	$6.06	$1,000.00	$1,018.65	$6.27	1.25%
Unconstrained Income Fund	$1,000.00	$1,027.60	$6.30	$1,000.00	$1,018.65	$6.27	1.25%
Tactical Defensive Alpha Fund **	$1,000.00	$1,100.00	$4.09	$1,000.00	$1,018.65	$6.27	1.25%

*	Expenses Paid During Period are equal to the Funds’ annualized expense ratios of 1.50% of the Core Frontier Fund or 1.25% of the Growth Allocation, High Yield Bond, Core W Fund, Core L Fund, Core S Fund, Unconstrained Income Fund and Tactical Defensive Alpha Fund multiplied by the average account value over the period, multiplied by 182/366 (to reflect the number of days in the period ended April 30, 2016).

**	Expenses Paid During Period Actual are equal to the Tactical Defensive Alpha Fund’s annualized expense ratios of 1.25% of the Fund multiplied by the average account value over the period, multiplied by 114/366 (to reflect the number of days in the period ended April 30, 2016).

Toews Tactical Defensive Alpha Fund* – Adviser: Toews Corporation

In connection with the regular meeting held on June 30 - July 1, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Toews Corporation (“Toews”) and the Trust, with respect to Toews Tactical Defensive Alpha Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Toews was founded in 1994 and manages over $1 billion in assets providing investment advisory services aimed at minimizing risk associated with equity holdings during unfavorable market conditions while attempting to achieve a rate of return above inflation for investors through separately managed accounts, mutual funds, and asset management platforms. The Board reviewed the background information on the key investment personnel to be responsible for servicing the Fund and noting the team has diverse financial industry experience. The Board reviewed the adviser’s investment process noting that the Fund’s strategy is based on proprietary technical analysis, with the adviser monitoring price movement and momentum of the components of the target asset classes to identify proper weightings of the Fund’s portfolio, with the adviser periodically adjusting exposure levels based on current market conditions. Although not all strategy risks can be eliminated, the Board noted the adviser’s main risk challenge is when a market trend is not evident or the market is choppy, the algorithms may produce multiple buy/sell signals causing the Fund to be in and out of positions over shorter time periods, potentially causing losses, however, in attempting to mitigate this risk the adviser can move the portfolio from aggressive equity exposure to low volatility equity exposure. The Trustees considered that the adviser represented that it believes that strict adherence to its algorithmic signals is the best method for execution of the Fund’s strategy and brings value to the investor. The Board reviewed the adviser’s broker-dealer selection approach, noting that it takes into account quality of research services, investment ideas, back office support, confidentiality, responsiveness, and competitiveness of commission rates and conduct broker-dealers reviews at least annually. The Trustees discussed a compliance matter at the adviser related to monitoring processes, noting that they had previously discussed the matter with Toews and had determined that it was immaterial and would not have an adverse effect on the adviser’s ability to manage the Fund. The Board recognized the adviser’s experience with technical strategies through other mutual funds it manages in the Trust. The Board concluded that Toews should provide a high level of quality service to the Fund for the benefit of its future shareholders.

Performance. The Trustees considered the performance of another mutual fund managed by Toews noting that the adviser’s assertion that it does not manage any other fund or account with a strategy comparable to the Fund. They discussed their familiarity with the adviser as an adviser to several existing series of the Trust. The Trustees agreed that the adviser has a demonstrated capability of asset allocation in a long only fund utilizing a process it is familiar with. After further discussion the Trustees concluded that Toews has the potential to deliver positive returns to the benefit of the Fund’s future shareholders.

Fees and Expenses. The Trustees considered the adviser’s proposed advisory fee of 1%, noting that it is equal to the average fee charged by funds in its peer group, but higher than the average fee of the funds in the Morningstar Tactical Allocation Category. They further considered that the Fund’s expense ratio was below the average of both the peer group and Morningstar category. The Trustees noted the adviser has contractually agreed to limit the Fund’s expenses for at least the first year of operations. After further discussion, the Trustees concluded that the fee was reasonable.

Profitability. The Trustees reviewed the profitability analysis provided by Toews. They noted that the adviser estimated realizing a profit in connection with its relationship with the Fund, but agreed that the projected profit was not excessive in terms of actual dollars or percentage of revenue. After further discussion, the Trustees concluded that Toews’ estimated profitability was reasonable.

Economies of Scale. The Trustees considered whether the adviser is likely to realize economies of scale with respect to the management of the Fund. They noted that the adviser has indicated a willingness to consider implementing breakpoints periodically and as circumstances change, but does not, at this time, believe that breakpoints are appropriate. The Trustees noted the adviser’s assertion that, based on estimated growth of the Fund, the adviser does not anticipate meaningful economies of scale. After further discussion, the Trustees agreed that the matter of economies of scale would be revisited as the Fund’s size materially increases.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of legal counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of Toews Tactical Defensive Alpha Fund.

* Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

TOEWS FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

			Number of
			Portfolios
			in Fund
Name, Address		Principal Occupation	Complex**	Other Directorships held by
and Year of	Position/Term	During the Past Five	Overseen	Trustee During the Past
Birth	of Office*	Years	by Trustee	Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985–2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

4/30/16 – NLFT_v2

TOEWS FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2016

Interested Trustees and Officers

Number of
Portfolios in
Fund
			Complex**	Other Directorships held by
Name, Address	Position/Term of	Principal Occupation	Overseen by	Trustee During the Past
and Year of Birth	Office*	During the Past Five Years	Trustee	Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-558-6397.

4/30/16 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1 877 558 6397 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Form N Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1 800 SEC 0330). The information on Form N Q is available without charge, upon request, by calling 1 877 558 6397.

INVESTMENT ADVISER
Toews Corporation
1750 Zion Road
Suite 201
Northfield, NJ 08225

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2016 - $103,500

2015 - $87,500

(b)	Audit-Related Fees
2016 – None
2015 – None

(c)	Tax Fees

2016 – $24,000

2015 – $17,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2016      2015

Audit-Related Fees:       0.00%   0.00%

Tax Fees:       0.00%   0.00%

All Other Fees:       0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $24,000

2015 - $17,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/8/16

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Financial Officer/Treasurer

Date 7/8/16